Non-current receivables - Schedule of Non-Current Receivables (Details) - USD ($) $ in Thousands	Dec. 31, 2019	Dec. 31, 2018
Subclassifications of assets, liabilities and equities [abstract]
Shareholders loans to joint ventures	$ 60,379	$ 28,665
Derivatives	0	7,930
Other non-current receivables	2,094	2,062
Lease receivables	8,609	0
Investment	1	1
Total non-current receivables	$ 71,083	$ 38,658	[1]

[1]	* The Group initially applied IFRS 16 at January 1, 2019, using the modified retrospective approach. Under this approach, comparative information is not restated. Due to the increased significance of inventory (see accounting policies), the Group has re-presented the comparative information related to bunker inventory to align with the current year presentation.